EXTENSION AGREEMENT

BETWEEN:

CDOOR CORP.

and

WANXIN BIO-TECHNOLOGY LIMITED

and

WHEELOCK TECHNOLOGY LIMITED
EVERTEAM TECHNOLOGY LIMITED
HARA INTELLIGENCE SYSTEMS CO. LIMITED
SUTEE KAITSAKULSAK
T. DUSADEE
AGNES TONG WONG XUE
WANG HUI
YANG BAN-JUN

WHEREAS the parties are party to a Share Purchase Agreement dated December 21, 2006;

AND WHEREAS Article 6.2 of the Share Purchase Agreement provides that the latest closing date of the transactions contemplated therein shall occur no later than January 5, 2007, subject to an extension as may be mutually agreed to by the parties for a maximum of 14 days per extension;

NOW THEREFORE for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto covenant and agree as follows:

1.  Since the closing of the Share Purchase Agreement will not occur by January 5, 2007, the closing date shall be extended so that the closing shall take place on or before January 19, 2007.

2.  All other terms and conditions of the Share Purchase Agreement shall remain in full force and effect.

3.  This Agreement may be executed in original or counterpart form, delivered by facsimile or otherwise, and when executed by the parties as aforesaid, shall be deemed to constitute one agreement and shall take effect as such.

DATED with effect this 4th day of January, 2007.

CDOOR CORP.	)
)
)
Per: /s/ Ka Yu	)
Authorized Signatory	)

WANXIN BIO-TECHNOLOGY LIMITED,	)
the Company herein,	)
)
)
Per: /s/ Ip Chun Chung Robert	)
Authorized Signatory	)

WHEELOCK TECHNOLOGY LIMITED	)
)
)
)
Per: /s/ Ip Chun Chung Robert	)
Authorized Signatory	)

EVERTEAM TECHNOLOGY LIMITED	)
)
)
)
Per: /s/ Tai Sin Fai	)
Authorized Signatory	)

HARA INTELLIGENCE SYSTEMS CO. LIMITED	) )
)
)
)
Per: /s/ Chan Chung-Ming	)
Authorized Signatory	)

SIGNED and DELIVERED by	)
SUTEE KAITSAKULSAK	)
in the presence of:	)
)
)
Witness Signature	)	/s/ Sutee Kaitsakulsak
	)	SUTEE KAITSAKULSAK
)
Witness Address	)
)
)
Witness Name and Occupation	)

SIGNED and DELIVERED by	)
T. DUSADEE	)
in the presence of:	)
)
)
Witness Signature	)	/s/ T. Dusadee
	)	T. DUSADEE
)
Witness Address	)
)
)
Witness Name and Occupation	)

SIGNED and DELIVERED by	)
AGNES TONG WONG XUE	)
in the presence of:	)
)
)
Witness Signature	)	/s/ Agnes Tong Wong Xue
	)	AGNES TONG WONG XUE
)
Witness Address	)
)
)
Witness Name and Occupation	)

SIGNED and DELIVERED by	)
WANG HUI	)
in the presence of:	)
)
)
Witness Signature	)	/s/ Wang Hui
	)	WANG HUI
)
Witness Address	)
)
)
Witness Name and Occupation	)

SIGNED and DELIVERED by	)
YANG BAN-JUN	)
in the presence of:	)
)
)
Witness Signature	)	/s/ Yang Ban-Jun
	)	YANG BAN-JUN
)
Witness Address	)
)
)
Witness Name and Occupation	)